                             LOCK-UP AGREEMENT

     THIS LOCK-UP AGREEMENT (the "Agreement") is made and entered as of the 31st day of October, 1995 by and among Network Long Distance, Inc. ("Purchaser") and Value Tel, Inc. ("Seller").

     WHEREAS, Seller and Purchaser have this date executed an Asset Purchase Agreement (the "Asset Purchase Agreement") whereby Seller has agreed to sell, and Purchaser has agreed to purchase, certain selected assets of Seller (the "Assets"); and

     WHEREAS, as a material condition to Purchaser's performance under the Asset Purchase Agreement, Seller has agreed to restrict itself from selling stock received from Purchaser pursuant to the Asset Purchase Agreement (the "Acquired Shares"); and

     WHEREAS, Seller acknowledges that the Acquired Shares are "restricted" and may not be transferred or sold without a registration statement being in effect with the respect to the Acquired Shares or unless or until an exemption is available.

     WHEREAS, as a material condition to Purchaser's performance under the Asset Purchase Agreement, Seller has agreed to restrict itself from effecting any transfer, stock dividend, liquidation or disposition of the Acquired Shares to Seller's individual shareholders which would result in any of Seller's individual shareholders owning more five percent (5%) or more of Purchaser's outstanding common stock.

     NOW, THEREFORE, in consideration of the foregoing and the mutual promises, covenants, representations and warranties herein contained, it is agreed as follows:

1. Seller hereby agrees not to sell, transfer or otherwise dispose of any portion of the Acquired Shares constituting more than one percent (1%) of all issued and outstanding shares of Purchaser's common stock every ninety (90) days. The foregoing covenant shall apply regardless of whether the Acquired Shares are registered pursuant to a Form S-3 filing, or any other registration statement filing, with the Securities Exchange Commission. The restrictions contained in this paragraph shall not apply to any Acquired Shares which are "piggyback" registered AND SOLD as part of a secondary offering in accordance with Section 11.12(a) of the Asset Purchase Agreement.

2. Seller hereby agrees not to effect any transfer, stock dividend, liquidation or disposition of the Acquired Shares to Seller's individual shareholders which would result in any of Seller's individual shareholders owning, either directly or indirectly, five percent (5%) or more of all issued and outstanding shares of Purchaser's common stock at any given time.

3. The restrictions and covenants contained herein shall be enforceable against Seller as well as any subsequent owners, transferees and beneficial owners of the Acquired Shares.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

Network Long Distance, Inc.             Value Tel, Inc.

By: /s/ MIKE ROSS                       By: /s/ TIM SLEDZ
   -----------------------------           -----------------------------
Name: Mike Ross                         Name: Tim Sledz
Title: President                        Title: President

                          MASTER LETTER OF AGENCY

     Master Letter of Agency ("Master LOA") executed this 31st day of October, 1995 by and on behalf of Value Tel, Inc., a Delaware corporation ("Seller") in favor of Network Long Distance, Inc., a Delaware corporation ("Purchaser").

     Seller hereby names, appoints and authorizes Purchaser to act as the substitute agent in all matters related to providing long distance service for the customers whose customer accounts (the "Customer Accounts") are being transferred to Purchaser pursuant to that certain Asset Purchase Agreement of even date 1995 between Seller and Purchaser (the "Asset Purchase Agreement").

     Seller further hereby authorizes Purchaser to obtain all information necessary to service the Customer Accounts, including but not limited to information relating to any account from any telephone company or any credit reporting service.

     Seller further hereby names, appoints and authorizes Purchaser to act as the "RespOrg" on all Customer Accounts.

     Seller and Purchaser hereby agree that this Master LOA may be excluded in counterparts which, when taken together, shall constitute an original.


Seller

     Value Tel, Inc.

     By /s/ TIM SLEDZ
        ------------------------
        Tim Sledz, President

Purchaser:

     Network Long Distance, Inc.

     By /s/ MIKE ROSS
        ------------------------
        Mike Ross, President

                        NONCOMPETITION AGREEMENT

     AGREEMENT (the "Agreement") made this 31st day of October, 1995 between Network Long Distance, Inc. a Delaware corporation ("Network"), and Brian Sledz ("Individual").

                                RECITALS

     WHEREAS, Network is a switch-based reseller of long distance telecommunications services based in Baton Rouge, Louisiana, and

     WHEREAS, Individual is an employee and shareholder of Value Tel, Inc. ("Value Tel"), a switchless reseller of long distance telecommunications services based in Naperville, Illinois, and

     WHEREAS, Network has purchased, or will shortly be purchasing among other things, selected customer accounts ("Customer Accounts") and related assets (collectively, the "Assets") of Value Tel's end user customers (the "Acquisition"), and

     WHEREAS, Individual has agreed, as a condition to the Acquisition, to execute a noncompetition agreement restraining him from contacting, selling, marketing, soliciting and diverting the Customer Accounts as to long distance telecommunications products and services.

     NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements of the parties herein contained, the parties hereby agree as follows:

     1.    TERM

     1.1 Network and Individual hereby agree that the term of this Agreement shall be for five (5) years from the date hereof and shall not be cancellable prior to its expiration unless specifically agreed to in writing by both parties.

     2.    CONFIDENTIALITY

     2.1 Individual acknowledges that in and as a result of the Acquisition, he will be making use of, acquiring, and/or adding to confidential information of a special and unique nature and value relating to Network's business, including but not limited to, Network's trade secrets, systems, procedures, manuals, confidential reports, computer print-outs, lists of customers, computer data base information, as well as the nature and type of services and goods sold, marketed and/or rendered by Network and the prices charged therefore, and the equipment and methods preferred and used by Network and its customers ("Confidential Information").

     2.2 As a material inducement to Network to enter into this Agreement and to consummate the Acquisition. Individual covenants and agrees that (a) he shall not at any time during or following the term of this Agreement, directly or indirectly, divulge or disclose for any purpose whatsoever any Confidential Information that has been obtained by, or disclosed to, him as a result of the Acquisition and (b) upon termination of this Agreement, he shall deliver promptly to Network all price lists, commissions schedules, discount rates, equipment, notes, books, correspondence, drawings, customer lists, computer print-outs, computer discs or duplicates, hard copy of computer data worksheets, and any other written and/or graphic records or materials of any kind relating to Network's business which are in his possession or under its control.

     2.3   Furthermore, Individual acknowledges and agrees that

           (a) Individual shall keep secret all Confidential Information and will not make, use, sell, or reveal any of the same to any competitor or any other person unless and until the same shall have become a matter of public knowledge or until written permission shall have been given to him by Network to such sale, transfer or other disclosure.

           (b) At all times Individual shall cooperate with Network or its designee and their counsel in prosecuting or defending any litigation and/or administrative proceedings which may arise in connection with Network's business operations.

           (c) No termination of this Agreement shall release Individual from the above obligations.

     2.4 In the event of a breach or threatened breach of Individual of any of the provisions of this Section 2, Network, in addition to and not in limitation of any other rights, remedies or damages available to it, shall be entitled to preliminary and permanent injunctive relief in order to prevent or restrain such breach or threatened breach of Individual.

     3.    COVENANTS AGAINST COMPETITION.

     3.1 As a material inducement to Network to consummate the Acquisition, Individual covenants and agrees as follows:

           (a) During the term of this Agreement, Individual shall not, directly or indirectly, own an interest in, operate, join, control, participate in, or be connected in any manner with any person, firm, corporation or other entity soliciting orders for selling, distributing, or otherwise marketing long distance telecommunications services to the Customer Accounts.

           (b) During the term of this Agreement, Individual shall not, directly or indirectly, engage in any business activity that would require Individual to disclose, base judgment upon, or otherwise utilize any Confidential Information obtained by or disclosed to Individual as a result of the Acquisition.

           (c) During the course of this Agreement, Individual shall not, directly, indirectly, commit any act or undertake any activity that would tend to interfere or dispute any existing relationship between Network and any of the customers whose Customer Accounts were transferred to Network as part of the Acquisition.

           (d) During the term of this Agreement, Individual shall not contact or solicit any customers of Network whom he learned of as a result of the Acquisition.

           (e) During the term of this Agreement, Individual shall not contact or solicit any customers and/or potential customers whose accounts and/or service contracts were transferred to Network by Value Tel as part of the Acquisition.

    3.2 Individual covenants and agrees that if he violates any of the foregoing covenants, Network shall be entitled to an accounting and repayment of all profits, compensation, commissions, remuneration or other benefits that individual directly or indirectly, has realized and/or may realize as a result of, or in connection with the violation. The foregoing remedies shall be in addition to, and not in limitation of, any injunctive relief or other rights or remedies to which Network is or may be entitled at law, in equity, or under this Agreement.

     3.3 Individual has carefully read and considered the foregoing provisions of this section, and having done so, agrees that the restrictions contained therein are fair and reasonable and reasonably required for the protection of the interest of Network. If, notwithstanding the foregoing, any of the provisions contained in this section shall be held to be invalid or unenforceable, the remaining provisions thereof nevertheless shall continue to be valid and enforceable as though the invalid or unenforceable provisions had not been included in this section. If any restriction contained in this section is deemed by a court or other tribunal with jurisdiction to be unreasonable or unenforceable, such restriction shall become and thereafter shall be the maximum restriction permitted by law.

     4. APPLICABLE LAW. This Agreement shall be construed according to and government by the laws of Louisiana.

     5. ASSIGNMENT. Individual may not assign any right or obligation under this Agreement without the prior written consent of Network. Any attempted assignment in violation of this section shall be ineffective, null and void.

     6. SEVERABILITY. The provisions of this Agreement shall be deemed severable, and the invalidity or unenforceability of any one or more of the provisions of this Agreement shall not affect the validity and enforceability of the other provisions.

     7. NOTICE. Any notice required under this Agreement shall be sufficient and shall be deemed effective if it is in writing and delivered personally or sent by certified or registered mail, return receipt requested, first-class postage prepaid, to the addresses listed below.

     8.    ENTIRE AGREEMENT.

     8.1 This Agreement, contains the entire agreement and understanding by any between Individual and Network with respect to the subject matter hereof and no representations, promises, agreement, or understandings of any nature written or oral, not contained herein shall be of any force or effect.

     8.2 No modification or amendment of this Agreement shall be valid or binding unless it is in writing and signed by the parties hereto.

     8.3 No waiver of any provisions of this Agreement shall be valid unless it is in writing and signed by the parties hereto.

     IN WITNESS WHEREOF, the parties have fully executed this Agreement in duplicate originals before the undersigned competent witnesses:


WITNESSES:                           NETWORK LONG DISTANCE, INC.
                                     525 Florida Street
                                     Baton Rouge, LA 70801

                                     By /s/  MIKE ROSS
-----------------------------          ---------------------------------
                                     Name: Mike Ross
                                     Title: President

                                     /s/ WILLIAM PELLER
-----------------------------        -----------------------------------
                                     William Peller
                                     1841 Centre Point Drive
                                     Suite 135
                                     Naperville, Illinois 60563

                        NONCOMPETITION AGREEMENT

     AGREEMENT (the "Agreement") made this 31st day of October, 1995 between Network Long Distance, Inc. a Delaware corporation ("Network"), and Brian Sledz ("Individual").

                                RECITALS

     WHEREAS, Network is a switch-based reseller of long distance telecommunications services based in Baton Rouge, Louisiana, and

     WHEREAS, Individual is an employee and shareholder of Value Tel, Inc. ("Value Tel"), a switchless reseller of long distance telecommunications services based in Naperville, Illinois, and

     WHEREAS, Network has purchased, or will shortly be purchasing among other things, selected customer accounts ("Customer Accounts") and related assets (collectively, the "Assets") of Value Tel's end user customers (the "Acquisition"), and

     WHEREAS, Individual has agreed, as a condition to the Acquisition, to execute a noncompetition agreement restraining him from contacting, selling, marketing, soliciting and diverting the Customer Accounts as to long distance telecommunications products and services.

     NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements of the parties herein contained, the parties hereby agree as follows:

     1.    TERM

     1.1 Network and Individual hereby agree that the term of this Agreement shall be for five (5) years from the date hereof and shall not be cancellable prior to its expiration unless specifically agreed to in writing by both parties.

     2.    CONFIDENTIALITY

     2.1 Individual acknowledges that in and as a result of the Acquisition, he will be making use of, acquiring, and/or adding to confidential information of a special and unique nature and value relating to Network's business, including but not limited to, Network's trade secrets, systems, procedures, manuals, confidential reports, computer print-outs, lists of customers, computer data base information, as well as the nature and type of services and goods sold, marketed and/or rendered by Network and the prices charged therefore, and the equipment and methods preferred and used by Network and its customers ("Confidential Information").

     2.2 As a material inducement to Network to enter into this Agreement and to consummate the Acquisition. Individual covenants and agrees that (a) he shall not at any time during or following the term of this Agreement, directly or indirectly, divulge or disclose for any purpose whatsoever any Confidential Information that has been obtained by, or disclosed to, him as a result of the Acquisition and (b) upon termination of this Agreement, he shall deliver promptly to Network all price lists, commissions schedules, discount rates, equipment, notes, books, correspondence, drawings, customer lists, computer print-outs, computer discs or duplicates, hard copy of computer data worksheets, and any other written and/or graphic records or materials of any kind relating to Network's business which are in his possession or under its control.

     2.3   Furthermore, Individual acknowledges and agrees that

           (a) Individual shall keep secret all Confidential Information and will not make, use, sell, or reveal any of the same to any competitor or any other person unless and until the same shall have become a matter of public knowledge or until written permission shall have been given to him by Network to such sale, transfer or other disclosure.

           (b) At all times Individual shall cooperate with Network or its designee and their counsel in prosecuting or defending any litigation and/or administrative proceedings which may arise in connection with Network's business operations.

           (c) No termination of this Agreement shall release Individual from the above obligations.

     2.4 In the event of a breach or threatened breach of Individual of any of the provisions of this Section 2, Network, in addition to and not in limitation of any other rights, remedies or damages available to it, shall be entitled to preliminary and permanent injunctive relief in order to prevent or restrain such breach or threatened breach of Individual.

     3.    COVENANTS AGAINST COMPETITION.

     3.1 As a material inducement to Network to consummate the Acquisition, Individual covenants and agrees as follows:

           (a) During the term of this Agreement, Individual shall not, directly or indirectly, own an interest in, operate, join, control, participate in, or be connected in any manner with any person, firm, corporation or other entity soliciting orders for selling, distributing, or otherwise marketing long distance telecommunications services to the Customer Accounts.

           (b) During the term of this Agreement, Individual shall not, directly or indirectly, engage in any business activity that would require Individual to disclose, base judgment upon, or otherwise utilize any Confidential Information obtained by or disclosed to Individual as a result of the Acquisition.

           (c) During the course of this Agreement, Individual shall not, directly, indirectly, commit any act or undertake any activity that would tend to interfere or dispute any existing relationship between Network and any of the customers whose Customer Accounts were transferred to Network as part of the Acquisition.

           (d) During the term of this Agreement, Individual shall not contact or solicit any customers of Network whom he learned of as a result of the Acquisition.

           (e) During the term of this Agreement, Individual shall not contact or solicit any customers and/or potential customers whose accounts and/or service contracts were transferred to Network by Value Tel as part of the Acquisition.

    3.2 Individual covenants and agrees that if he violates any of the foregoing covenants, Network shall be entitled to an accounting and repayment of all profits, compensation, commissions, remuneration or other benefits that individual directly or indirectly, has realized and/or may realize as a result of, or in connection with the violation. The foregoing remedies shall be in addition to, and not in limitation of, any injunctive relief or other rights or remedies to which Network is or may be entitled at law, in equity, or under this Agreement.

     3.3 Individual has carefully read and considered the foregoing provisions of this section, and having done so, agrees that the restrictions contained therein are fair and reasonable and reasonably required for the protection of the interest of Network. If, notwithstanding the foregoing, any of the provisions contained in this section shall be held to be invalid or unenforceable, the remaining provisions thereof nevertheless shall continue to be valid and enforceable as though the invalid or unenforceable provisions had not been included in this section. If any restriction contained in this section is deemed by a court or other tribunal with jurisdiction to be unreasonable or unenforceable, such restriction shall become and thereafter shall be the maximum restriction permitted by law.

     4. APPLICABLE LAW. This Agreement shall be construed according to and government by the laws of Louisiana.

     5. ASSIGNMENT. Individual may not assign any right or obligation under this Agreement without the prior written consent of Network. Any attempted assignment in violation of this section shall be ineffective, null and void.

     6. SEVERABILITY. The provisions of this Agreement shall be deemed severable, and the invalidity or unenforceability of any one or more of the provisions of this Agreement shall not affect the validity and enforceability of the other provisions.

     7. NOTICE. Any notice required under this Agreement shall be sufficient and shall be deemed effective if it is in writing and delivered personally or sent by certified or registered mail, return receipt requested, first-class postage prepaid, to the addresses listed below.

     8.    ENTIRE AGREEMENT.

     8.1 This Agreement, contains the entire agreement and understanding by any between Individual and Network with respect to the subject matter hereof and no representations, promises, agreement, or understandings of any nature written or oral, not contained herein shall be of any force or effect.

     8.2 No modification or amendment of this Agreement shall be valid or binding unless it is in writing and signed by the parties hereto.

     8.3 No waiver of any provisions of this Agreement shall be valid unless it is in writing and signed by the parties hereto.

     IN WITNESS WHEREOF, the parties have fully executed this Agreement in duplicate originals before the undersigned competent witnesses:


WITNESSES:                           NETWORK LONG DISTANCE, INC.
                                     525 Florida Street
                                     Baton Rouge, LA 70801

                                     By /s/ MIKE ROSS
-----------------------------          ---------------------------------
                                     Name: Mike Ross
                                     Title: President

                                     /s/ TOM WATERLOO
-----------------------------        -----------------------------------
                                     Tom Waterloo
                                     1841 Centre Point Drive
                                     Suite 135
                                     Naperville, Illinois 60563

                        NONCOMPETITION AGREEMENT

     AGREEMENT (the "Agreement") made this 31st day of October, 1995 between Network Long Distance, Inc. a Delaware corporation ("Network"), and Brian Sledz ("Individual").

                                RECITALS

     WHEREAS, Network is a switch-based reseller of long distance telecommunications services based in Baton Rouge, Louisiana, and

     WHEREAS, Individual is an employee and shareholder of Value Tel, Inc. ("Value Tel"), a switchless reseller of long distance telecommunications services based in Naperville, Illinois, and

     WHEREAS, Network has purchased, or will shortly be purchasing among other things, selected customer accounts ("Customer Accounts") and related assets (collectively, the "Assets") of Value Tel's end user customers (the "Acquisition"), and

     WHEREAS, Individual has agreed, as a condition to the Acquisition, to execute a noncompetition agreement restraining him from contacting, selling, marketing, soliciting and diverting the Customer Accounts as to long distance telecommunications products and services.

     NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements of the parties herein contained, the parties hereby agree as follows:

     1.    TERM

     1.1 Network and Individual hereby agree that the term of this Agreement shall be for five (5) years from the date hereof and shall not be cancellable prior to its expiration unless specifically agreed to in writing by both parties.

     2.    CONFIDENTIALITY

     2.1 Individual acknowledges that in and as a result of the Acquisition, he will be making use of, acquiring, and/or adding to confidential information of a special and unique nature and value relating to Network's business, including but not limited to, Network's trade secrets, systems, procedures, manuals, confidential reports, computer print-outs, lists of customers, computer data base information, as well as the nature and type of services and goods sold, marketed and/or rendered by Network and the prices charged therefore, and the equipment and methods preferred and used by Network and its customers ("Confidential Information").

     2.2 As a material inducement to Network to enter into this Agreement and to consummate the Acquisition. Individual covenants and agrees that (a) he shall not at any time during or following the term of this Agreement, directly or indirectly, divulge or disclose for any purpose whatsoever any Confidential Information that has been obtained by, or disclosed to, him as a result of the Acquisition and (b) upon termination of this Agreement, he shall deliver promptly to Network all price lists, commissions schedules, discount rates, equipment, notes, books, correspondence, drawings, customer lists, computer print-outs, computer discs or duplicates, hard copy of computer data worksheets, and any other written and/or graphic records or materials of any kind relating to Network's business which are in his possession or under its control.

     2.3   Furthermore, Individual acknowledges and agrees that

           (a) Individual shall keep secret all Confidential Information and will not make, use, sell, or reveal any of the same to any competitor or any other person unless and until the same shall have become a matter of public knowledge or until written permission shall have been given to him by Network to such sale, transfer or other disclosure.

           (b) At all times Individual shall cooperate with Network or its designee and their counsel in prosecuting or defending any litigation and/or administrative proceedings which may arise in connection with Network's business operations.

           (c) No termination of this Agreement shall release Individual from the above obligations.

     2.4 In the event of a breach or threatened breach of Individual of any of the provisions of this Section 2, Network, in addition to and not in limitation of any other rights, remedies or damages available to it, shall be entitled to preliminary and permanent injunctive relief in order to prevent or restrain such breach or threatened breach of Individual.

     3.    COVENANTS AGAINST COMPETITION.

     3.1 As a material inducement to Network to consummate the Acquisition, Individual covenants and agrees as follows:

           (a) During the term of this Agreement, Individual shall not, directly or indirectly, own an interest in, operate, join, control, participate in, or be connected in any manner with any person, firm, corporation or other entity soliciting orders for selling, distributing, or otherwise marketing long distance telecommunications services to the Customer Accounts.

           (b) During the term of this Agreement, Individual shall not, directly or indirectly, engage in any business activity that would require Individual to disclose, base judgment upon, or otherwise utilize any Confidential Information obtained by or disclosed to Individual as a result of the Acquisition.

           (c) During the course of this Agreement, Individual shall not, directly, indirectly, commit any act or undertake any activity that would tend to interfere or dispute any existing relationship between Network and any of the customers whose Customer Accounts were transferred to Network as part of the Acquisition.

           (d) During the term of this Agreement, Individual shall not contact or solicit any customers of Network whom he learned of as a result of the Acquisition.

           (e) During the term of this Agreement, Individual shall not contact or solicit any customers and/or potential customers whose accounts and/or service contracts were transferred to Network by Value Tel as part of the Acquisition.

    3.2 Individual covenants and agrees that if he violates any of the foregoing covenants, Network shall be entitled to an accounting and repayment of all profits, compensation, commissions, remuneration or other benefits that individual directly or indirectly, has realized and/or may realize as a result of, or in connection with the violation. The foregoing remedies shall be in addition to, and not in limitation of, any injunctive relief or other rights or remedies to which Network is or may be entitled at law, in equity, or under this Agreement.

     3.3 Individual has carefully read and considered the foregoing provisions of this section, and having done so, agrees that the restrictions contained therein are fair and reasonable and reasonably required for the protection of the interest of Network. If, notwithstanding the foregoing, any of the provisions contained in this section shall be held to be invalid or unenforceable, the remaining provisions thereof nevertheless shall continue to be valid and enforceable as though the invalid or unenforceable provisions had not been included in this section. If any restriction contained in this section is deemed by a court or other tribunal with jurisdiction to be unreasonable or unenforceable, such restriction shall become and thereafter shall be the maximum restriction permitted by law.

     4. APPLICABLE LAW. This Agreement shall be construed according to and government by the laws of Louisiana.

     5. ASSIGNMENT. Individual may not assign any right or obligation under this Agreement without the prior written consent of Network. Any attempted assignment in violation of this section shall be ineffective, null and void.

     6. SEVERABILITY. The provisions of this Agreement shall be deemed severable, and the invalidity or unenforceability of any one or more of the provisions of this Agreement shall not affect the validity and enforceability of the other provisions.

     7. NOTICE. Any notice required under this Agreement shall be sufficient and shall be deemed effective if it is in writing and delivered personally or sent by certified or registered mail, return receipt requested, first-class postage prepaid, to the addresses listed below.

     8.    ENTIRE AGREEMENT.

     8.1 This Agreement, contains the entire agreement and understanding by any between Individual and Network with respect to the subject matter hereof and no representations, promises, agreement, or understandings of any nature written or oral, not contained herein shall be of any force or effect.

     8.2 No modification or amendment of this Agreement shall be valid or binding unless it is in writing and signed by the parties hereto.

     8.3 No waiver of any provisions of this Agreement shall be valid unless it is in writing and signed by the parties hereto.

     IN WITNESS WHEREOF, the parties have fully executed this Agreement in duplicate originals before the undersigned competent witnesses:


WITNESSES:                           NETWORK LONG DISTANCE, INC.
                                     525 Florida Street
                                     Baton Rouge, LA 70801

                                     By /s/ MIKE ROSS
-----------------------------          ---------------------------------
                                     Name: Mike Ross
                                     Title: President

                                     /s/ TIM SLEDZ
-----------------------------        -----------------------------------
                                     Tim Sledz
                                     1841 Centre Point Drive
                                     Suite 135
                                     Naperville, Illinois 60563

                        NONCOMPETITION AGREEMENT

     AGREEMENT (the "Agreement") made this 31st day of October, 1995 between Network Long Distance, Inc. a Delaware corporation ("Network"), and Brian Sledz ("Individual").

                                RECITALS

     WHEREAS, Network is a switch-based reseller of long distance telecommunications services based in Baton Rouge, Louisiana, and

     WHEREAS, Individual is an employee and shareholder of Value Tel, Inc. ("Value Tel"), a switchless reseller of long distance telecommunications services based in Naperville, Illinois, and

     WHEREAS, Network has purchased, or will shortly be purchasing among other things, selected customer accounts ("Customer Accounts") and related assets (collectively, the "Assets") of Value Tel's end user customers (the "Acquisition"), and

     WHEREAS, Individual has agreed, as a condition to the Acquisition, to execute a noncompetition agreement restraining him from contacting, selling, marketing, soliciting and diverting the Customer Accounts as to long distance telecommunications products and services.

     NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements of the parties herein contained, the parties hereby agree as follows:

     1.    TERM

     1.1 Network and Individual hereby agree that the term of this Agreement shall be for five (5) years from the date hereof and shall not be cancellable prior to its expiration unless specifically agreed to in writing by both parties.

     2.    CONFIDENTIALITY

     2.1 Individual acknowledges that in and as a result of the Acquisition, he will be making use of, acquiring, and/or adding to confidential information of a special and unique nature and value relating to Network's business, including but not limited to, Network's trade secrets, systems, procedures, manuals, confidential reports, computer print-outs, lists of customers, computer data base information, as well as the nature and type of services and goods sold, marketed and/or rendered by Network and the prices charged therefore, and the equipment and methods preferred and used by Network and its customers ("Confidential Information").


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

     2.2 As a material inducement to Network to enter into this Agreement and to consummate the Acquisition. Individual covenants and agrees that (a) he shall not at any time during or following the term of this Agreement, directly or indirectly, divulge or disclose for any purpose whatsoever any Confidential Information that has been obtained by, or disclosed to, him as a result of the Acquisition and (b) upon termination of this Agreement, he shall deliver promptly to Network all price lists, commissions schedules, discount rates, equipment, notes, books, correspondence, drawings, customer lists, computer print-outs, computer discs or duplicates, hard copy of computer data worksheets, and any other written and/or graphic records or materials of any kind relating to Network's business which are in his possession or under its control.

     2.3   Furthermore, Individual acknowledges and agrees that

           (a) Individual shall keep secret all Confidential Information and will not make, use, sell, or reveal any of the same to any competitor or any other person unless and until the same shall have become a matter of public knowledge or until written permission shall have been given to him by Network to such sale, transfer or other disclosure.

           (b) At all times Individual shall cooperate with Network or its designee and their counsel in prosecuting or defending any litigation and/or administrative proceedings which may arise in connection with Network's business operations.

           (c) No termination of this Agreement shall release Individual from the above obligations.

     2.4 In the event of a breach or threatened breach of Individual of any of the provisions of this Section 2, Network, in addition to and not in limitation of any other rights, remedies or damages available to it, shall be entitled to preliminary and permanent injunctive relief in order to prevent or restrain such breach or threatened breach of Individual.

     3.    COVENANTS AGAINST COMPETITION.

     3.1 As a material inducement to Network to consummate the Acquisition, Individual covenants and agrees as follows:

           (a) During the term of this Agreement, Individual shall not, directly or indirectly, own an interest in, operate, join, control, participate in, or be connected in any manner with any person, firm, corporation or other entity soliciting orders for selling, distributing, or otherwise marketing long distance telecommunications services to the Customer Accounts.

           (b) During the term of this Agreement, Individual shall not, directly or


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

indirectly, engage in any business activity that would require Individual to disclose, base judgment upon, or otherwise utilize any Confidential Information obtained by or disclosed to Individual as a result of the Acquisition.

           (c) During the course of this Agreement, Individual shall not, directly, indirectly, commit any act or undertake any activity that would tend to interfere or dispute any existing relationship between Network and any of the customers whose Customer Accounts were transferred to Network as part of the Acquisition.

           (d) During the term of this Agreement, Individual shall not contact or solicit any customers of Network whom he learned of as a result of the Acquisition.

           (e) During the term of this Agreement, Individual shall not contact or solicit any customers and/or potential customers whose accounts and/or service contracts were transferred to Network by Value Tel as part of the Acquisition.

    3.2 Individual covenants and agrees that if he violates any of the foregoing covenants, Network shall be entitled to an accounting and repayment of all profits, compensation, commissions, remuneration or other benefits that individual directly or indirectly, has realized and/or may realize as a result of, or in connection with the violation. The foregoing remedies shall be in addition to, and not in limitation of, any injunctive relief or other rights or remedies to which Network is or may be entitled at law, in equity, or under this Agreement.

     3.3 Individual has carefully read and considered the foregoing provisions of this section, and having done so, agrees that the restrictions contained therein are fair and reasonable and reasonably required for the protection of the interest of Network. If, notwithstanding the foregoing, any of the provisions contained in this section shall be held to be invalid or unenforceable, the remaining provisions thereof nevertheless shall continue to be valid and enforceable as though the invalid or unenforceable provisions had not been included in this section. If any restriction contained in this section is deemed by a court or other tribunal with jurisdiction to be unreasonable or unenforceable, such restriction shall become and thereafter shall be the maximum restriction permitted by law.

     4. APPLICABLE LAW. This Agreement shall be construed according to and government by the laws of Louisiana.

     5. ASSIGNMENT. Individual may not assign any right or obligation under this Agreement without the prior written consent of Network. Any attempted assignment in violation of this section shall be ineffective, null and void.

     6. SEVERABILITY. The provisions of this Agreement shall be deemed severable, and the invalidity or unenforceability of any one or more of the provisions of


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

this Agreement shall not affect the validity and enforceability of the other provisions.

     7. NOTICE. Any notice required under this Agreement shall be sufficient and shall be deemed effective if it is in writing and delivered personally or sent by certified or registered mail, return receipt requested, first-class postage prepaid, to the addresses listed below.

     8.    ENTIRE AGREEMENT.

     8.1 This Agreement, contains the entire agreement and understanding by any between Individual and Network with respect to the subject matter hereof and no representations, promises, agreement, or understandings of any nature written or oral, not contained herein shall be of any force or effect.

     8.2 No modification or amendment of this Agreement shall be valid or binding unless it is in writing and signed by the parties hereto.

     8.3 No waiver of any provisions of this Agreement shall be valid unless it is in writing and signed by the parties hereto.

     IN WITNESS WHEREOF, the parties have fully executed this Agreement in duplicate originals before the undersigned competent witnesses:


WITNESSES:                           NETWORK LONG DISTANCE, INC.
                                     525 Florida Street
                                     Baton Rouge, LA 70801

                                     By /s/ MIKE ROSS
-----------------------------          ---------------------------------
                                     Name: Mike Ross
                                     Title: President

                                     /s/ BRIAN SLEDZ
-----------------------------        -----------------------------------
                                     Brian Sledz
                                     1841 Centre Point Drive
                                     Suite 135
                                     Naperville, Illinois 60563


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